SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 15, 2004

UNITED THERAPEUTICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26301	52-1984749

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Spring Street
Silver Spring, MD 20910
(Address of principal executive offices including Zip Code)

(301) 608-9292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     We have previously and may in the future grant stock option awards under our Amended and Restated Equity Incentive Plan in accordance with the terms of that certain form of employee stock option award agreement attached hereto as Exhibit 10.1, and that certain form of non-employee stock option award agreement attached hereto as Exhibit 10.2.

Item 9.01 Exhibits.

     (c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Employee Stock Option Award Agreement.

10.2	Form of Non-Employee Stock Option Award Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION (Registrant)
Dated: December 17, 2004	By:	/s/ Paul A. Mahon
		Name:	Paul A. Mahon
		Title:	EVP & General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Employee Stock Option Award Agreement.

10.2	Form of Non-Employee Stock Option Award Agreement.